UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2009 (January 14, 2009)

Trimble Navigation Limited

(Exact name of registrant as specified in its charter)

California	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

935 Stewart Drive, Sunnyvale, California, 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 14, 2009, Trimble Navigation Limited (“Trimble”) issued a press release revising its revenue and earnings per share guidance for the fourth fiscal quarter of 2008. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing.

Cautionary Statements

The press release contains forward-looking statements relating to our anticipated results of operations for the quarter ending January 2, 2009 that are based upon the current expectations and beliefs of Trimble’s management and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For example, our results have not been reviewed by our independent public accountants and any changes or adjustments required as we finalize our financial statements for the quarter could cause our results to vary.

The financial information presented herein is unaudited and is subject to change as a result of subsequent events or adjustments, if any, arising prior to the filing of the Company’s financial information with the U.S. Securities and Exchange Commission (“SEC”). The Company does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the January 14, 2009 press release to reflect the occurrence of unanticipated events.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2007 and any subsequently filed reports. All documents are also available through the SEC’s website at www.sec.gov or from the Company’s website at www.trimble.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 14, 2009 relating to Trimble’s revised revenue and earnings per share guidance for the fourth fiscal quarter of 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE NAVIGATION LIMITED a California corporation

Dated: January 16, 2009	By:	/s/ James A. Kirkland
James A. Kirkland Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 14, 2009 relating to Trimble’s revised revenue and earnings per share guidance for the fourth fiscal quarter of 2008.